THE DLB FUND GROUP

                Supplement to Prospectus dated September 4, 2000,
 (as previously supplemented by the Supplement to Prospectus dated September 5,
  2000, as further supplemented by the Supplement to Prospectus dated September
         28, 2000) and Supplement to Statement of Additional Information
                            dated September 4, 2000.


                             DLB ENTERPRISE III FUND


         The Board of Trustees which oversees the DLB Enterprise III Fund (the "Enterprise III Fund") has decided to terminate the Enterprise III Fund effective December 29, 2000, or as soon thereafter as is practicable (the "Termination Date"). In connection with the termination of the Enterprise III Fund, the Board of Trustees has suspended the sale of the Enterprise III Fund's shares effective immediately, except that current shareholders as of October 24, 2000 will be permitted to purchase additional shares of the Enterprise III Fund through December 22, 2000. Consequently, purchase orders for Enterprise III Fund shares from individuals who are not currently shareholders of the Fund received on or after October 25, 2000 will be rejected by the Enterprise III Fund, and all purchase orders for Enterprise III Fund shares received on or after December 22, 2000 will be rejected by the Enterprise III Fund.

         Current shareholders of the Enterprise III Fund will receive a formal Notice of Termination that is designed to answer any questions concerning the Enterprise III Fund's termination. As described more fully in that Notice, until the Termination Date, shareholders may choose to redeem their Enterprise III Fund shares. If a shareholder takes no action, his or her shares will automatically be redeemed on the Termination Date and the proceeds distributed to such shareholder promptly thereafter.


                           DLB DISCIPLINED GROWTH FUND

         On October 19, 2000, the Board of Trustees which oversees the DLB Disciplined Growth Fund (the "Disciplined Growth Fund") approved (1) a change to the Disciplined Growth Fund's name to "DLB Enhanced Index Core Equity Fund," (2) an amendment to the Management Contract between the Disciplined Growth Fund and David L. Babson & Company Inc. and (3) changes to the investment objective and strategies of the Disciplined Growth Fund. Each of the name change, the amendment to the Management Contract and the changes to the investment objective and strategies of the Disciplined Growth Fund are expected to be effective on or about December 19, 2000, at which time, the Fund will be managed by David L. Babson & Company Inc.'s quantitative investment team.
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         The Management Contract has been amended for the sole purpose of reducing the management fee from an annual rate of 0.75% to 0.50% of the Disciplined Growth Fund's average daily net asset value. Otherwise, the Management Contract remains in full force and effect in its current form.

         The new investment objective of the Disciplined Growth Fund will be to outperform the total return performance of its benchmark index, the S&P 500 Index, while maintaining risk characteristics similar to those of the benchmark. The new principal investment strategies of the Disciplined Growth Fund will be as set forth in the following paragraphs:

       Under normal market conditions, the Fund will invest substantially all (but no less than 65%) of its total assets in common stocks of companies included in the Fund's benchmark index. The Manager believes that a systematic strategy that exploits market inefficiencies can be used to produce a portfolio for the Fund that will outperform the Fund's benchmark index while maintaining risk characteristics similar to the benchmark.


        The Manager uses quantitative analysis to identify groups of stocks included within the Fund's benchmark index that the Manager believes will outperform OR underperform the index. The Manager identifies these stocks through a proprietary quantitative model that ranks all stocks within the index based on several factors relating to a company's valuation, earnings quality, stock price momentum and earnings improvement. Based on these rankings, the Manager constructs a broadly diversified portfolio (the Fund will generally hold approximately 90% of the securities in the index) by (1) overweighting high-ranking stocks, (2) underweighting low-ranking stocks (or not holding them at all), and (3) market-weighting those stocks that do not have especially high or low rankings. Neither market timing nor macro economic forecasting are used by the Manager in constructing the Fund's portfolio.



       In addition to the changes set forth above, on October 19, 2000, the Board of Trustees also approved the elimination of non-fundamental investment restrictions (b) through (h) listed in the Statement of Additional Information of the Disciplined Growth Fund dated September 4, 2000.






                 THE DATE OF THIS SUPPLEMENT IS OCTOBER 24, 2000